SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2003

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

2049 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (907) 789-4844

Not Applicable
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

           (a).   On March 27, 2003, the Registrant determined that the firm of KPMG LLP would no longer serve as the Registrant's independent accounting firm after its completion of the audit for the fiscal year ended December 31, 2002 and issuance of its report thereon. The decision to dismiss KPMG LLP was made by the Audit Committee of the Board of Directors in consultation with management.

          KPMG LLP had been engaged as the Registrant's principal accountants since June 21, 2001, when the Registrant dismissed Deloitte & Touche LLP as its principal accountants.

          The audit reports of KPMG LLP on the Registrant's consolidated financial statements as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          In connection with the audits of the two fiscal years ended December 31, 2002 and 2001, and the subsequent interim periods preceding the date of determination of termination of the engagement of KPMG LLP, the Registrant was not in disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their reports.

          The required letter from KPMG LLP, addressed to the Securities and Exchange Commission, with respect to the above statements made by the Registrant is attached hereto as Exhibit 16 and incorporated herein by reference.

          (b)   On March 27, 2003, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Moss Adams LLP, Spokane, Washington, as the Registrant's certifying accountants for the fiscal year ending December 31, 2003. The Registrant has not consulted with Moss Adams LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2003 audit regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          Exhibit
             16     Letter from KPMG LLP to the Securities and Exchange Commission, dated
                     April 1, 2003

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                              ALASKA PACIFIC BANCSHARES, INC.

DATE: April 2, 2003                                                  By:        /s/Roger K. White
                                                                                               Roger K. White
                                                                                               Senior Vice President and
                                                                                               Chief Financial Officer

Exhibit 16

Letter from KPMG LLP to the Securities

and Exchange Commission, dated April 1, 2003

April 1, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Ladies and Gentlemen:

We were previously principal accountants for Alaska Pacific Bancshares, Inc. and, under the date dated February 14, 2003, we reported on the consolidated financial statements of Alaska Pacific Bancshares, Inc. as of and for the years ended December 31, 2002 and 2001. On March 27, 2003, our appointment as principal accountants was terminated. We have read Alaska Pacific Bancshares, Inc.'s statements included under Item 4(a) of its Form 8-K dated March 27, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with Alaska Pacific Bancshares, Inc.'s statement that the change was approved by the audit committee.

Very truly yours,

/s/ KPMG LLP